EXHIBIT 10.5
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                          BOSTON SCIENTIFIC CORPORATION

                          [ ] LONG-TERM INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                      DATE

                                  PREPARED FOR:

                                      NAME
                             [Non-Employee Director]

This Agreement is entered into by and between Boston Scientific Corporation (the "Corporation") and the person whose name appears on the signature page hereof (the "Optionee") effective as of the [ ] day of ________, 200[ ]. This Agreement is made pursuant to the Boston Scientific Corporation 2000 Long-Term Incentive Plan, as amended (the "Plan"), which is administered by the Committee.

Capitalized terms not defined in this Agreement have the same meanings specified in the Plan.


I.       GRANT OF OPTION

The Corporation hereby grants to the Optionee a Non-Qualified Stock Option (the "Option") to purchase that number of shares of common stock of the Corporation set forth on the signature page hereof (the "Option Shares") at the price set forth on the signature page hereof (the "Exercise Price").


II.      TERM AND VESTING OF OPTION

Except as otherwise provided in Section IV, the Option shall have a term of ten
(10) years from [date of grant ] until [ten years from date of grant] and shall vest in accordance with the vesting schedule set forth on the signature page hereof.


III.     EXERCISE OF OPTION

While this Option remains exercisable, the Optionee may exercise a vested portion of the Option by delivering to the Corporation or its designee in the form and at the location specified by the Corporation, notice stating the Optionee's intent to exercise a specified number of shares subject to the Option and payment of the full Exercise Price for the specified number of shares. The payment for the full Exercise Price for the shares exercised must be made in (i) cash, (ii) by certified check or bank draft payable in U.S. dollars ($US) to the order of the Corporation, (iii) in whole or in part in Common Stock of the Corporation owned by the Optionee, valued at Fair Market Value or (iv) if available to the Optionee, by "cashless exercise", by the Optionee delivering to his/her securities broker instructions to sell a sufficient number of shares of Common Stock to cover the Exercise Price, applicable tax obligations and the brokerage fees and expenses associated therewith.

Shares of Common Stock of the Corporation used for payment, in whole or part, of the Exercise Price must have been owned by the Optionee, free and clear of all liens or encumbrances for a period of at least six (6) months prior to the exercise date. In addition, the Committee may impose such other or different requirements as it may deem necessary to avoid charges to earnings of the Corporation.

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

The exercise date for the Optionee's exercise of all or a specified portion of the Option pursuant to this Section III will be deemed to be the date on which the Corporation receives the irrevocable commitment from the Optionee to exercise the Option Shares in the form of notice of exercise specified by the Corporation, subject to Optionee's payment in full for the Option Shares to be exercised. Notice of exercise of all portions of the Option being exercised along with payment in full of the Exercise Price for such portion must be received by the Corporation or its designee on or prior to the last day of the Option term, as set forth in Section II above, except as provided in Section IV below.

Upon the Corporation's determination that there has been a valid exercise of the Option, the Corporation shall issue certificates in accordance with the terms of this Agreement, or cause the Corporation's transfer agent to make the necessary book entries, for the shares subject to the exercised portion of the Option. However, the Corporation shall not be liable to the Optionee, the Optionee's personal representative, or the Optionee's successor(s)-in-interest for damages relating to any delays in issuing the certificates or in making book entries, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in making book entries, or in the certificates themselves.


IV.      TERMINATION OF SERVICE

Upon the date an Optionee ceases to be a member of the Board of Directors of the Corporation for reasons of Retirement, death or Disability, all remaining unexercised portion(s) of the Option shall immediately vest and become exercisable by the Optionee or the Optionee's appointed representative, as the case may be, until the expiration of term of the Option, or such other term as the Committee may determine at or after grant.

If the Optionee ceases to be a member of the Board for any other reason than Retirement, death or Disability, the Optionee shall have the shorter of (i) twelve (12) months from the date of departure or (ii) the remaining term of the Option, to exercise all vested, unexercised portion(s) of the Option. Upon cessation of the Optionee's membership on the Board for reasons other than for those set forth above, all non-vested unexercised portions of the Option shall lapse; provided that the Committee, in its sole discretion, may extend the exercise period and/or accelerate vesting of unvested portions of the Option provided that such exercise period does not extend beyond the original term of the Option and no portion of the Option shall become vested earlier than six (6) months from the date of grant.

The Option, to the extent unexercised on the date following the end of any period described above or the Option term set forth above in Section II, shall thereupon lapse and be forfeited.

Any permitted transferee (pursuant to Section VIII below) of the Optionee shall receive the rights herein granted subject to the terms and conditions of this Agreement. No transfer of this Option shall be approved and effected by the Corporation unless (i) the Corporation shall have been timely furnished with written notice of such transfer and any copies of such notice as the Committee may deem, in its sole discretion, necessary to establish the validity

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

of the transfer; (ii) the transferee or transferees shall have agreed in writing to be bound by the terms and conditions of this Agreement; and (iii) such transfer complies with applicable laws and regulations.


V.       NO RIGHTS TO CONTINUED MEMBERSHIP

The Option grant made under the Plan and this Agreement shall not confer on the Optionee any right to continued membership on the Board of Directors.


VI.      CHANGE IN CONTROL

All unvested portions of the Option shall vest in the event of a Change in Control (as defined in the Plan), immediately prior to the effective date of the Change in Control and in the case of a Covered Transaction (as defined in the Plan), at least ten (10) days prior to the effective date of a Covered Transaction. This Option shall terminate immediately prior to the Covered Transaction unless the Committee provides, at its discretion, for the substitution or assumption of the Option, by conversion into an option to acquire securities of equivalent kind and value of the surviving entity as of the effective date of the Covered Transaction.


VII.     LEGEND ON CERTIFICATE

The certificates representing the shares received by the Optionee pursuant to the exercise of the Option may be stamped or otherwise imprinted with a legend in such form as the Corporation or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Corporation may reflect stop-transfer instructions with respect to such shares.


VIII.    TRANSFERABILITY

Except as required by law, the Option granted under this Agreement is not transferable and shall not be sold, transferred, assigned, pledged, gifted, hypothecated or otherwise disposed of by the Optionee other than by will or the laws of descent and distribution or without payment of consideration to Family Members of the Optionee or to trusts or other entities for the benefit of immediate family members of the Optionee. During the Optionee's lifetime, the Option is exercisable only by the Optionee, except as provided in Section IV above.


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IX.      SATISFACTION OF TAX OBLIGATIONS

The Optionee agrees to make appropriate arrangements with the Corporation for satisfaction of any applicable federal, state or local income tax, withholding requirements or like requirements, including the payment to the Corporation at the time of exercise of the Option of all such taxes and requirements.


X.       SECURITIES LAWS

Upon the acquisition of any shares pursuant to the exercise of the Option, Optionee will make or enter into such written representations, warranties and agreements as the Corporation may reasonably request in order to comply with applicable securities laws, or with the Plan.


XI.      LEGAL NOTICES

Any legal notice necessary under this Agreement shall be addressed to the Corporation in care of its Secretary at the principal executive office of the Corporation and to the Optionee at the address appearing in the personnel records of the Corporation for such Optionee or to either party at such other address as either party may designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.


XII.     CHOICE OF LAW

The interpretation, performance and enforcement of this Agreement shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the conflicts of laws principles) and applicable federal laws.


XIII.    CONFLICTS

The Option granted by this Agreement is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. This Agreement contains terms and provisions established by the Committee specifically for the grant described herein. Unless the Committee has been authorized under the Plan to establish specific terms of an option grant, the terms of the Plan shall govern. The Committee retains the right to alter or modify the Option granted under this Agreement as the Committee may determine as in the best interests of the Company.


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XIV.     HEADINGS

The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.


XV.      COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.







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

IN WITNESS WHEREOF, the Corporation, by its duly authorized officer, and the Optionee have executed and delivered to the Agreement effective as of the date and year first above written.



Option Shares:    # of shares

Exercise Price:   FMV (Date of Grant)

Vesting Schedule:

             Percent of Option      Shares Vesting            Date Vested
             -----------------      --------------            -----------
                  33 1/3%                                 [First Anniversary]
                  33 1/3%                                 [Second Anniversary]
                  33 1/3%                                 [Third Anniversary]


                                            OPTIONEE


                                            Signature:
                                                      -----------------------
                                            Name




                                            BOSTON SCIENTIFIC CORPORATION



                                            Signature:
                                                      -----------------------
                                            Name
                                            Title


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